Curaleaf Holdings, Inc. Investor Relations Curaleaf Sends Letter to Aurora Shareholders Encourages Them to Tender Their Shares and Become Owners of the World's Leading Cannabis Company Announces Live Shareholder Q&A with Curaleaf Chairman and CEO Boris Jordan on Thursday, September 17 at 10:30 a.m. ET Read the Full Shareholder Letter and Register for Q&A at Grow.Curaleaf.com STAMFORD, Conn., Sept. 15, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf"), a leading international provider of consumer and medical cannabis products, today urged shareholders of Aurora Cannabis Inc. ("Aurora") to ACCEPT its offer, realize a 45% premium, and participate in the future upside of the world's leading cannabis company. In a letter released today, Chairman and CEO Boris Jordan encouraged Aurora shareholders to review the facts and carefully consider the alternatives available to them. "Aurora shareholders have an important choice to make. They can accept a 45% premium and become owners of the world's largest and most diversified cannabis company or remain invested in a shrinking business that is burning cash and getting less profitable by the day. We encourage shareholders to consider the facts, review the offer materials, and decide for themselves which path offers the greatest value," said Boris Jordan, Chairman and Chief Executive Officer of Curaleaf. Curaleaf also announced that Boris Jordan will host a live shareholder call and Q&A for Aurora shareholders. The event will be webcast live on Thursday, September 17, at 10:30 a.m. ET. Aurora shareholders can register for the webcast at grow.curaleaf.com. The letter to Aurora shareholders is available below and can also be found, along with additional information regarding Curaleaf's Offer, at grow.curaleaf.com: Dear Aurora Shareholders, You have an important choice to make about the future of your investment. Accept a 45% premium1 and become an owner of the world's leading cannabis company with strong growth prospects. Or remain invested in a standalone business stuck in a multi-year turnaround plan whose own management has guided revenue and adjusted EBITDA2 lower next year. Our Offer to buy Aurora and combine the two businesses delivers immediate value while allowing shareholders to participate in the future upside of the largest, most diversified global cannabis platform. Together, Curaleaf and Aurora would create the global cannabis leader with operations across 17 countries, more than US$1.5 billion of last twelve-month revenue3, nearly US$350 million of adjusted EBITDA4 and at least US$40 million of expected annual cost synergies. Aurora shareholders would retain exposure to the future of Aurora's international business while also gaining exposure to Curaleaf's leading U.S. platform and the potential benefits of continued regulatory reform. We remain prepared to engage constructively. But Aurora has refused. And so, we are putting the decision where it belongs: in your hands. We encourage you to consider the facts, review the Offer materials and tender your Aurora shares. Sincerely, Boris Jordan Chairman and Chief Executive Officer Curaleaf Holdings, Inc. (1) Over the 30-day volume weighted average price ("VWAP") of the Common Shares on August 10, 2026. (2) Adjusted EBITDA is a non-GAAP measure. See "Disclosure of Financial Measures" in Curaleaf's "Offer to Purchase and Circular," August 18, 2026. (3) 12-month revenue for the period ended June 30, 2026. (4) 12-month adjusted EBITDA for the period ended June 30, 2026.

Why Consider Curaleaf's Offer Aurora has focused on defending its standalone plan. Curaleaf believes shareholders should instead focus on the facts, the value of the offer, and which company has the stronger record of creating shareholder value. For example: 45% Premium: Aurora shares traded at US$2.76 before Curaleaf's offer. We are offering 0.3463 Curaleaf shares and US$0.75 cash per Aurora share which implies an offer price of US$4.00, as of the unaffected date of August 10, 2026. Cash + Continued Ownership + Upside: For every 100 Aurora shares, you'll receive US$75 in cash plus approximately 35 Curaleaf shares (worth ~US$400 total). A Stronger Combined Platform: Become an owner of the largest global cannabis company with broader growth opportunities. Aurora's Balance Sheet Is Funded by Shareholders: Despite having cash on its balance sheet, Aurora has raised more than US$400 million through dilutive equity issuances. Curaleaf believes shareholders should consider the impact of continued dilution, particularly when shares have been sold at prices significantly below Curaleaf's offer value, including as low as US$2.60 per share in July of this year – a 35% discount to our offer. Look at the Record. Then Decide. Over the first six months of 2026, Curaleaf shares increased approximately 50%, while Aurora shares declined approximately 34%. Over the four quarters ended June 30, 2026, Aurora's net revenue and adjusted EBITDA declined 14% and 78%, respectively, while operating cash flow went negative. How to Accept Curaleaf's Offer Curaleaf urges Aurora shareholders not to let this opportunity pass them by. By ACCEPTING the offer, shareholders can realize immediate value while continuing to participate in the future of the combined company. To tender your shares, follow the steps below. Contact your broker: Call your broker or log in to your brokerage account. Tell your broker you want to accept Curaleaf's offer: Ask your broker to tender your Aurora shares to Curaleaf's offer. Act before the deadline: Your shares must be tendered before December 1, 2026. Need Help? Carson Proxy Advisors is available to assist Aurora shareholders with the tender process. North America (Toll-Free): 1-800-530-5189 Outside North America (Collect): 416-751-2066 Email: info@carsonproxy.com Aurora shareholders and other interested parties can find additional information regarding Curaleaf's offer, including offer materials and instructions on how to tender their shares, at grow.curaleaf.com. IMPORTANT INFORMATION This document does not constitute an offer to buy or the solicitation of an offer to sell any securities. The offer (the "Offer") by Curaleaf Holdings, Inc. ("Curaleaf") to purchase all outstanding common shares ("Common Shares") of Aurora Cannabis Inc. ("Aurora") is made solely by the Offer to Purchase and Circular dated August 18, 2026, as amended or supplemented. SECURITY HOLDERS ARE URGED TO READ THE OFFER TO PURCHASE AND CIRCULAR, THE REGISTRATION STATEMENT ON FORM F-80, THE TENDER OFFER STATEMENT ON SCHEDULE 14D-1F, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Free copies are available at www.sec.gov or by contacting the Information Agent, Carson Proxy Advisors, at 1-800-530-5189 (toll- free), 416-751-2066 (local/text), or info@carsonproxy.com. NOTICE TO U.S. SHAREHOLDERS The enforcement by investors of civil liabilities under the federal securities laws may be affected adversely by the fact that the subject company is located in a foreign country, and that some or all of its officers and directors are residents of a foreign country. Investors should be aware that the bidder or its affiliates, directly or indirectly, may bid for or make purchases of the issuer's securities subject to the offer or of the issuer's related securities, or of the bidder's securities to be distributed or of the bidder's related securities, during the period of the tender offer, as permitted by applicable Canadian laws or provincial laws or regulations. Curaleaf has filed with the SEC a Registration Statement on Form F-80 under the U.S. Securities Act of 1933 and a Tender Offer Statement on Schedule 14D-1F under the U.S. Securities Exchange Act of 1934. The Offer is being conducted in accordance with Section 14(e) of the Exchange Act and Regulation 14E.

THE OFFER AND THE OFFEROR SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY U.S. STATE SECURITIES COMMISSION, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Offeror Shares have not been registered or otherwise qualified for offer and sale in certain U.S. states where shareholders may reside. No offer is made in those states except to qualifying Exempt Institutional Investors as described in the Offer to Purchase and Circular. FORWARD-LOOKING INFORMATION This document contains "forward-looking information" within the meaning of applicable Canadian securities laws and "forward- looking statements" within the meaning of applicable U.S. securities laws. Such statements relate to, among other things, the expected benefits, timing, and effects of the Offer, anticipated synergies from a combination of Curaleaf and Aurora, and expectations regarding regulatory approvals. Forward-looking statements can often be identified by words such as "believes," "expects," "anticipates," "may," "will," or similar expressions. Actual results may differ materially due to risks including: changes in general economic conditions; failure to satisfy conditions to the Offer; failure to realize anticipated synergies; fluctuations in foreign exchange and interest rates; regulatory changes; and other risks described under "Risk Factors" in the Offer to Purchase and Circular. The PSLRA safe harbor for forward-looking statements does not apply to statements made in connection with a tender offer. Security holders should not place undue reliance on forward-looking information. Curaleaf disclaims any obligation to update forward-looking information except as required by law. AURORA INFORMATION Information concerning Aurora herein is based solely on Aurora's publicly available filings and other public sources. Aurora has not reviewed this document. Neither Curaleaf nor its officers or directors assumes responsibility for the accuracy or completeness of such information. ADDITIONAL INFORMATION The disposition of Common Shares and the acquisition of Offeror Shares may have U.S. and Canadian tax consequences; shareholders should consult their own tax advisors. Curaleaf's disclosure documents are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Contacts Media Contact Kekst CNC Kekst-Curaleaf@kekstcnc.com Investor Contact Curaleaf Holdings, Inc. IR@curaleaf.com Shareholder Contact Carson Proxy Advisors North American Toll Free Phone: 1-800-530-5189 Local (Collect outside North America): 416-751-2066 Email: info@carsonproxy.com SOURCE Curaleaf Holdings, Inc.

https://ir.curaleaf.com/2026-09-15-Curaleaf-Sends-Letter-to-Aurora-Shareholders